UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2024

Cemtrex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Fell Ct. Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CETX	Nasdaq Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 21, 2024, Cemtrex, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the stockholder’s equity for the Company was below $2,500,000 as reported on our Form 10-Q for the period ended June 30, 2024, the Company no longer meets the minimum shareholder’s equity requirement for continued listing on The Nasdaq Capital Market under Nasdaq Marketplace Rule 5550(b)(1), requiring a minimum stockholder’s equity of $2,500,000 (the “Minimum Stockholder’s Equity Requirement”).

In addition, as reported on Form 8-K filed with the Securities and Exchange Commission on June 17, 2024, on June 14, 2024, the Company received a notification letter from the Listing Qualifications Department of Nasdaq notifying the Company that, because the closing bid price for the Company’s common stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, the Company no longer meets the minimum bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Marketplace Rule 5550(a)(2), requiring a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”).

The notification has no immediate effect on the listing of the Company’s common stock. In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has 45 calendar days to submit a plan to regain compliance or until October 7, 2024. If the plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from the date of this letter to evidence compliance, or until February 18, 2025, to regain compliance with the Minimum Stockholder’s Equity Requirement. If at any time before February 18, 2025, the Company’s stockholder’s equity is reported at or above $2,500,000, Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Stockholder’s Equity Requirement.

The Company is currently working on a plan to submit to Nasdaq to regain compliance on the Minimum Stockholder’s Equity Requirement and action to meet the Minimum Bid Price Requirement. There can be no guarantee that the Company will be able to regain compliance with either requirement or that its plan will be accepted by Nasdaq.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Notice of Failure to Satisfy a Continued Listing Rule from NASDAQ Dated August 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: August 23, 2024	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer